Exhibit 99.1

Entrepreneur Universe Bright Group Announces Uplisting to The OTCQB Venture Market

Xi’an, China, April 11, 2023 -- Entrepreneur Universe Bright Group (“EUBG” or the “Company”) (OTCQB: EUBG), a digital marketing consulting company, today announced that it has successfully uplisted from the OTC Pink Sheets to the OTCQB Venture Market (“OTCQB”). The uplisting application has been approved by OTC Markets Group Inc., and the stock commenced trading on the OTCQB starting on Tuesday, April 11, 2023. The stock will continue to be traded under the symbol “EUBG”. The OTCQB offers investors transparent, high-quality trading in entrepreneurial and development stage companies which provides investors with improved market visibility to enhance trading liquidity. OTCQB is recognized as an established public market by the Securities and Exchange Commission. To be eligible for trading on the OTCQB, companies must be current in their reporting with the Securities and Exchange Commission, maintain audited financials through a PCAOB registered firm, and undergo an annual verification and management certification process.

“We believe this upgrade to the OTCQB will position the Company to achieve greater exposure to a broader investor base,” stated Mr. Guolin Tao, CEO of Entrepreneur Universe Bright Group. “This is a very positive milestone and achievement for the Company and our shareholders.”

About ENTREPRENEUR UNIVERSE BRIGHT GROUP

ENTREPRENEUR UNIVERSE BRIGHT GROUP is a digital marketing consultation company with its main operation in China, providing marketing consulting services to Chinese start-up companies. The company provides consulting services, sourcing and marketing services in China through its PRC subsidiary with support from its HK subsidiary. Its PRC subsidiary provides services aimed at connecting businesses with e-commerce platforms.  The integrated service platform focuses on strategic marketing and consulting. The company’s mission is to help start-up companies and small-size companies and guide these companies’ founders in utilizing the company’s digital marketing consulting plan to reach their business goals. For more information about the Company, please visit: http://www.eubggroup.com/.

Safe Harbor Statement

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may, “will, “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.  Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the following:  the Company’s goals and strategies; the Company’s future business development; financial condition and results of operations; product and service demand and acceptance; reputation and brand; the impact of competition and pricing; changes in technology; government regulations; fluctuations in general economic and business conditions in China and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC.  For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings with the SEC, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For more information, please contact:

The Company:

Jianyong Li

Email: lijianyong@eubggroup.com

Phone: +86-(029) 86100263

Investor Relations:

Hana Yin
EverGreen Consulting Inc.
Email: IR@changqingconsulting.com

Phone: +1-949-416-8888 (from U.S.)

+86 185-0119-2929 (from China)